                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                             TO TENDER FOR EXCHANGE
                   10.75% SENIOR SUBORDINATED NOTES DUE 2011
                                       OF

                          PETCO ANIMAL SUPPLIES, INC.

                 PURSUANT TO THE PROSPECTUS DATED MAY   , 2002

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
   CITY TIME ON JUNE   , 2002, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE
   SAME MAY BE EXTENDED, THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                                 U.S. BANK N.A.

     BY REGISTERED OR CERTIFIED MAIL, OVERNIGHT DELIVERY OR HAND DELIVERY:
                             U.S. Bank Trust Center
                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                   Attention: Specialized Finance Department

                                 BY FACSIMILE:
                                 (651) 244-1537
                     Reference: PETCO Animal Supplies, Inc.

                               FOR INFORMATION OR
                           CONFIRMATION BY TELEPHONE:
                                 (800) 934-6802

    ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE PROMPTLY SENT TO THE EXCHANGE AGENT BY REGISTERED OR CERTIFIED MAIL, BY HAND OR BY OVERNIGHT DELIVERY SERVICE.

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THE ONE STATED ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE STATED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    As set forth in the prospectus dated May   , 2002 (as the same may be
amended or supplemented from time to time, the "Prospectus") of PETCO Animal Supplies, Inc., a Delaware corporation ("PETCO"), and in the accompanying letter of transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept PETCO's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10.75% Senior Subordinated Notes due 2011 ("Exchange Notes"), which have been registered under the Securities Act of 1933, as amended, for each $1,000 principal amount of its outstanding 10.75% Senior Subordinated Notes due 2011 ("Old Notes"), if (1) certificates representing Old Notes are not immediately available, (2) time will not permit the Letter of Transmittal, certificates representing Old Notes and all other required documents to reach U.S. Bank N.A. (the "Exchange Agent") before the Expiration Date or (3) the procedures for book-entry transfer cannot be completed before the Expiration Date. This form may be sent by hand delivery, facsimile transmission or mail to the Exchange Agent at the address or facsimile number stated above. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

    This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by signature guarantor under the instruction thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to PETCO, upon the terms and subject to the conditions set forth in the Prospectus, and the related Letter of Transmittal, receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal. The undersigned hereby authorizes the Exchange Agent to deliver this notice of guaranteed delivery to PETCO with respect to the Old Notes tendered pursuant to the Exchange Offer.

    The undersigned understands that tenders of the Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned also understands that tenders of the Old Notes pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date. For a withdrawal of a tender of Old Notes to be effective, it must be made in accordance with the procedures set forth in the Prospectus under "The Exchange Offer--Withdrawal Rights."

    The undersigned understands that the exchange of any Exchange Notes for Old Notes will be made only after timely receipt by the Exchange Agent of (1) the certificates representing the tendered Old Notes, in proper form for transfer (or a book-entry confirmation of the transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company ("DTC")), and (2) a Letter of Transmittal, or a copy thereof, properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal, or a properly transmitted agent's message, within three trading days after the execution hereof.

    All authority conferred or agreed to be conferred by this notice of guaranteed delivery shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

---------------------------------------------

X ______________________________________________________________________________

X ______________________________________________________________________________
                      Signature(s) of Registered Holder(s)
                            or Authorized Signatory

Name(s) of Registered Holder(s):
________________________________________________________________________________

Total Principal Amount of Old Notes Tendered*:
$_______________________________________________________________________________
Certificate No.(s) of Old Notes (if available):
________________________________________________________________________________

    *   Must be in denominations of $1,000 and any integral multiple thereof. __
---------------------------------------------

Date: __________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

If Old Notes will be tendered by book-entry transfer, provide the following information:
Name of Tendering Institution: _________________________________________________

DTC Account Number: ____________________________________________________________
------------------------------------------

--------------------------------------------------------------------------------

    This notice of guaranteed delivery must be signed by the registered holder(s) exactly as their name(s) appear(s) on the certificate(s) for the Old Notes or on a security position listing as the holder of the Old Notes, or by person(s) authorized to become the registered holder(s) by endorsement, bond power or documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------

               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program or a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver the Old Notes to the Exchange Agent, either to its address set forth above or to the Exchange Agent's account at DTC pursuant to the procedures for book-entry transfer set forth in the Prospectus, within three trading days after the date of execution of this notice of guaranteed delivery.

    The eligible guarantor institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal, or a properly transmitted agent's message, and Old Notes, or a book-entry confirmation in the case of a book-entry transfer, to the Exchange Agent within the time period described above. Failure to do so could result in a financial loss to such eligible guarantor institution.

--------------------------------------------------------------------------------

                 Name of Firm                                 Authorized Signature

                    Address                                Name (Please Type or Print)

                   Zip Code                                           Title

         Area Code and Telephone No.:                                Dated:

--------------------------------------------------------------------------------

NOTE:  DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.